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                                                                   Exhibit 10.33


                               AMENDMENT NO. 1 TO
                               SECURITY AGREEMENT

            AMENDMENT NO. 1, dated as of December 18, 2003 (the "Amendment"), to the SECURITY AGREEMENT, dated as of August 13, 2003 (the "Agreement"), between NEUROLOGIX, INC., a Delaware corporation (the "Corporation"), and CHANGE TECHNOLOGY PARTNERS, INC., a Delaware corporation (the "Secured Party").

            WHEREAS, the Secured Party, CTP/N Merger Corp. and the Corporation are parties to that certain Agreement and Plan of Merger, dated August 13, 2003 (the "Merger Agreement");

            WHEREAS, in connection with the Merger Agreement, the Corporation issued a Senior Secured Promissory Note, dated as of August 13, 2003, in the aggregate principal amount of $750,000, in favor of the Secured Party (the "Original Note");

            WHEREAS, the Corporation, the Secured Party and CTP/N Merger Corp. are parties to that certain Amendment No. 1 to Agreement and Plan of Merger, dated the date hereof (the "Merger Agreement Amendment");

            WHEREAS, in connection with the Merger Agreement Amendment, the Corporation has issued an Amended and Restated Senior Secured Promissory Note, in the aggregate principal amount of $1,100,000, dated the date hereof, in favor of the Secured Party (as amended, amended and restated, supplemented or otherwise modified from time to time, the "New Note"); and

            WHEREAS, the New Note contemplates the execution of this Amendment.

            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

      1. All capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the Security Agreement.

      2. The first two WHEREAS clauses of the Security Agreement are hereby amended and restated in their entirety to read as follows:

            a. "WHEREAS, the Secured Party, CTP/N Merger Corp. and the Corporation are parties to that certain Agreement and Plan of Merger, dated as of August 13, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Merger Agreement");

            b. WHEREAS, concurrently with the execution of the first amendment to this Agreement, the Corporation shall issue an Amended and Restated Senior Secured Promissory Note, in the aggregate principal amount of $1,100,000, in
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favor of the Secured Party (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Note"); and"

      3. The Corporation hereby represents, warrants and agrees that:

            a. The representations and warranties made by the Corporation in the Security Agreement are true and correct as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

            b. The execution, delivery and performance of this Amendment and the Security Agreement, as amended hereby, are within its powers, corporate or otherwise, have been duly authorized by all required action and do not and will not contravene any law or any agreement or undertaking to which it is a party or by which it may in any way be bound or its certificate of incorporation or by-laws.

      4. This Amendment is in no way intended to constitute a novation of the obligations of the Corporation under the Agreement, and the Corporation hereby reaffirms all of its obligations under the Agreement, as amended.

      5. Except as otherwise expressly provided herein, the Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in the Security Agreement to "this Agreement", "hereto" "hereof" "hereunder" or words of like import referring to the Security Agreement shall mean the Security Agreement as amended by this Amendment.

      6. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws thereof.

      7. This agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.


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            IN WITNESS WHEREOF, the undersigned have executed or caused this
Amendment No. 1 to Security Agreement to be executed on the date first set forth above.

                                        NEUROLOGIX, INC.


                                        By:  /s/ Mark S. Hoffman
                                             -----------------------------------
                                             Name:  Mark S. Hoffman
                                             Title: Secretary and Treasurer

                                        CHANGE TECHNOLOGY PARTNERS, INC.


                                        By:  /s/ Michael Gleason
                                             -----------------------------------
                                             Name:  Michael Gleason
                                             Title: Chairman and Chief Executive
                                                    Officer